SASCO 2005-S3
Credit Risk Manager Report
August 2005

2005 The Murrayhill Company. All Rights Reserved.


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2005 The Murrayhill Company. All Rights Reserved.


Table of Contents
Section One 		Executive Summary
Section Two 		Prepayment Premium Analysis
Section Three 		Analytics

2005 The Murrayhill Company. All Rights Reserved.


Section One
Executive Summary

2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S3 Executive Summary August 2005
Transaction Summary
Closing Date: 06/30/2005
Servicer(s): Aurora Loan Services, Chase Home Finance, GMAC Mortgage, Wells Fargo / ASC
Delinquency Reporting Method: OTS1

Collateral Summary
			Closing		7/31/2005 2	7/31/2005 as a
			Date				Percentage of
							Closing Date

Collateral Balance	$558,393,583 	$528,471,492 	94.64%
Loan Count		12,066		11,516		95.44%

1OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.


Collateral Statistics
				Loan Count		Summed Balance
First Payment Defaults		13			$680,751
Early Payment Defaults* 	106			$4,974,245
Multiple Loans to One Borrower	265			$8,298,675
*A default that occurs on the second or third scheduled payment

Hurricane Katrina

Murrayhill identified 66 properties within this security which are located in areas that have been designated as disaster areas as a result of Hurricane Katrina. The total unpaid principal balance of these 66 loans is $1,728,931. There are three loans that were delinquent as of the 7/31/2005 month end. Murrayhill will continue to monitor all of these loans to ensure the servicer follows its disaster relief policies. Below is a table detailing the three delinquent loans.

Loan	Property	Delinquency Status	Unpaid Principal Balance
Number 	Location	as of 7/31/2005		as of 7/31/2005
6575284 Raymond, MS		30-Days		$25,174
6574350 La Place, LA		60-Days		$25,980
6574068 Shreveport, LA		90-Days		$25,777

Prepayments

Remittance	Begining Collateral	Total		Percentage of
Date 		Balance			Prepayments	Prepayment
8/25/2005 	$543,212,983		$14,617,725  	2.69
7/25/2005 	$536,621,000 		$125,132 	0.02

Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month
During the 8/25/2005 distribution cycle, 91 loans with active prepayment premium flags were paid off. The serivcers remitted premiums for 89 of these loans totaling $165,328. Murrayhill asked the serivcers to explain why premiums were not remitted for the two remaining loans.

2005 The Murrayhill Company. All Rights Reserved.


Additionally, loan number 6575846 was paid-in-full during the 8/25/2005 distribution cycle and a premium of $950 was remitted, but the loan did not have a prepayment premium flag. The total amount remitted to the P Class was $166,278.

Loss Analysis

Loss Issues for the Current Month
As of the 8/25/2005 distribution, no losses have passed through to the trust.

2005 The Murrayhill Company. All Rights Reserved.


Section Two
Prepayment Premium Analysis

2005 The Murrayhill Company. All Rights Reserved.


Reconciliation for Prepayment Premiums for SASCO 2005-S3
Mortgage Data Through: July 31, 2005

Section 1:	Prepayment premiums remitted to the P Class by the trustee.
		This information is taken from the Statement to
		Certificateholders prepared by the trustee.
		Trustee Remittance Date
	Class	25-Aug-05			25-Jul-05
	P Class	$166,278			$125,132

Section 2:	Prepayment premiums collected by the servicers and remitted
		to the trustee. This information is reported to Murrayhill by the servicers each month.

		Trustee Remittance Date
	Servicers 25-Aug-05			25-Jul-05
	TOTAL	  $166,278			$125,132

Section 3:	Reconciliation of the amounts remitted to the P class by the
		trustee and the amounts remitted by the servicers to the
		trustee.
Amount remitted to the P Class:				$166,278
Amount remitted by servicers:				$166,278
		Difference:				$0

2005 The Murrayhill Company. All Rights Reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S3
Mortgage Data Through: July 31, 2005



Trustee Remittance Date: 				    25-Aug-05 25-Jul-05
Loans with Active Prepayment Flags with Premiums Remitted (A)	89	  74

Loans without Prepayment Flags with Premiums Remitted 		 1         1
Total Loans with Premiums Remitted  (B)				90	  75



Loans with Active Prepayment Flags (C)				91	  85

Loans without Prepayment Flags with Premiums Remitted 		 1	   1
Subtotal  (D)							92	  86



Premiums Remitted for Loans with Active Prepayment Flags (A/C)	97.80%
87.06%

Total Loans with Premiums Remitted to the Subtotal (B/D)	97.83%	  87.21%

Total Paid-Off Loans (E)					282	  277
Total Loans with Premiums Remitted to the Total Paid-Off
Loans (B/E)							31.91%	  27.08%

2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loan Exception Report for SASCO 2005-S3
Mortgage Data Through: July 31, 2005
									Total
Total Paid-Off Loans with Flags						91
Less Exceptions:
	Loans with Expired Prepayment Clauses (as stated in the Note)*	0

	Loans that Contained a Clause Allowing Prepayment Premiums to
	be Waived at the Time of Liquidation*				0

	Loans that were Liquidated from REO Status*			0

	Loans with Discrepancies between the Data File and the Note*	0

	Defaulted Liquidated Loans that Could Not Have Premiums
	Collected because of the Acceleration of the Debt*		0

	Loans that were Liquidated Through Loss Mitigation Efforts*	0

	Total Paid-Off Loans with Active Prepayment Flags (C)		91

Other Exceptions:
	Paid-Off Loans that Did Not have Premiums Collected because
	of State Statutes						0

	Paid-Off Loans with Active Prepayment Flags that Did Not
	Have Premiums Remitted			 			2

*  These categories are mutually exclusive.

2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loans With Prepayment Flags for SASCO 2005-S3

Mortgage Data Through: July 31, 2005
Loan Delinq- Origina- PPP  Expira-  Payoff   Payoff  PPP      State % of PPP
Num- uency   tion     Flag tion	    Balance  Date   Remitted        to
Payoff
ber  String  Date	   Date					    Balance
6573325*  C0 12/17/2004	3 12/17/2007 $59,810 7/11/2005 $0 	CA   0%
6575623*  60 1/12/2005	2 1/12/2007  $90,733 5/3/2005  $0 	MA   0%
6575846** C0 12/21/2004	0 12/21/2004 $46,833 7/26/2005 $950 	MN   2%
6581589	C0 12/8/2004	1 12/8/2005  $36,343 7/26/2005 $1,815 	CA   5%
6575109	C0 12/14/2004	1 12/14/2005 $41,529 7/29/2005 $1,852 	CA   4%
6581734	C0 12/14/2004	1 12/14/2005 $49,864 7/1/2005  $1,994 	CA   4%
6584124	C0 12/17/2004	1 12/17/2005 $64,741 7/15/2005 $2,716 	CA   4%
6582477	00 12/21/2004	1 12/21/2005 $4,789  7/22/2005 $97 	RI   2%
6583953	C0 12/22/2004	1 12/22/2005 $66,029 7/12/2005 $2,972 	NY   5%

6583506	C0 12/27/2004	1 12/27/2005 $59,405 7/7/2005  $2,675 	NY   5%

6581994	C0 12/30/2004	1 12/30/2005 $20,858 7/27/2005 $1,043 	IL   5%

6575158	C0 1/18/2005	1 1/18/2006  $32,724 7/14/2005 $655 	RI   2%

6583762	C0 1/25/2005	1 1/25/2006  $50,477 7/20/2005 $908 	RI   2%

6581318	C0 8/16/2004	2 8/16/2006  $7,026  7/13/2005 $384 	AZ   5%

6582207	C0 8/20/2004	2 8/20/2006  $7,880  7/1/2005  $384 	FL   5%

6580845	C0 9/9/2004	2 9/9/2006   $33,612 7/5/2005  $1,149 	CA   3%

6580912	C0 9/22/2004	2 9/22/2006  $50,201 7/11/2005 $2,046 	CA   4%

6580911	C0 9/22/2004	2 9/22/2006  $84,729 7/27/2005 $3,793 	AZ   4%

6581330	C0 9/23/2004	2 9/23/2006  $10,792 7/25/2005 $512 	CA   5%

6580825	C0 9/23/2004	2 9/23/2006  $73,646 7/26/2005 $2,870 	CA   4%

6582586	00 9/28/2004	2 9/28/2006  $9,833  7/22/2005 $473 	CA   5%

6580942	00 9/29/2004	2 9/29/2006  $30,920 7/22/2005 $1,509 	OR   5%

6580902	C0 10/1/2004	2 10/1/2006  $42,863 7/25/2005 $1,919 	NV   4%

6582594	C0 10/15/2004	2 10/15/2006 $119,607 7/18/2005 $5,022  HI   4%

6581121	C0 10/20/2004	2 10/20/2006 $49,858 7/15/2005 $2,195 	CA   4%

6582602	00 10/20/2004	2 10/20/2006 $59,873 7/22/2005 $3,000 	HI   5%

6581115	C0 10/28/2004	2 10/28/2006 $28,905 7/28/2005 $1,300 	OR   4%

6582568	C0 11/2/2004	2 11/2/2006  $56,255 7/1/2005  $2,475 	CA   4%

6581290	C0 11/19/2004	2 11/19/2006 $75,945 7/29/2005 $2,959 	CA   4%

6581505	C0 11/24/2004	2 11/24/2006 $36,675 7/27/2005 $1,315 	AZ   4%

6581503	C0 11/24/2004	2 11/24/2006 $151,566 7/8/2005 $6,365 	CA   4%

6582632	C0 11/30/2004	2 11/30/2006 $39,477 7/29/2005 $1,598 	MD   4%

6581484	C0 12/1/2004	2 12/1/2006  $38,856 7/6/2005  $1,320 	CA   3%

6581406	C0 12/2/2004	2 12/2/2006  $89,833 7/29/2005 $4,220 	NY   5%

6581378	00 12/3/2004	2 12/3/2006  $16,429 7/22/2005 $825 	CA   5%

6582797	C0 12/7/2004	2 12/7/2006  $25,116 7/8/2005  $903 	CA   4%

6582623	00 12/7/2004	2 12/7/2006  $93,165 7/22/2005 $4,357 	CA   5%

6582682	00 12/8/2004	2 12/8/2006  $6,710  7/22/2005 $312 	VA   5%

6581671	00 12/9/2004	2 12/9/2006  $50,865 7/22/2005 $2,061 	CA   4%

6583951	C0 12/10/2004	2 12/10/2006 $42,321 7/22/2005 $1,989 	CA   5%

6582405	C0 12/14/2004	2 12/14/2006 $8,075  7/7/2005  $379 	VA   5%

6575110	C0 12/15/2004	2 12/15/2006 $36,815 7/28/2005 $1,655	AZ   4%

6574489	C0 12/16/2004	2 12/16/2006 $16,940 7/21/2005 $644 	FL   4%

6581713	C0 12/16/2004	2 12/16/2006 $18,503 7/12/2005 $832 	CA   4%

6581724	C0 12/16/2004	2 12/16/2006 $32,715 7/29/2005 $1,439 	AZ   4%

6573738	C0 12/20/2004	2 12/20/2006 $33,878 7/13/2005 $1,457 	CA   4%

6584223	C0 12/20/2004	2 12/20/2006 $52,302 7/11/2005 $2,275 	CA   4%

6573384	C0 12/21/2004	2 12/21/2006 $32,906 7/28/2005 $1,383 	CA   4%

6573514	C0 12/22/2004	2 12/22/2006 $24,095 7/13/2005 $241 	MI   1%

6582506	C0 12/22/2004	2 12/22/2006 $11,563 7/26/2005 $468 	FL   4%

6584108	C0 12/22/2004	2 12/22/2006 $23,549 7/26/2005 $1,060 	CA   4%


*Awaiting servicer response.
** Prepayment penalty collected without a prepayment penalty flag.

2005 The Murrayhill Company. All Rights Reserved.


6582892	C0 12/22/2004	2 12/22/2006 $44,063 7/13/2005 $1,674 	CA   4%

6576425	C0 12/22/2004	2 12/22/2006 $41,157 7/25/2005 $1,688 	NV   4%

6576434	C0 12/22/2004	2 12/22/2006 $111,644 7/28/2005 $4,467 	CA   4%

6573468	C0 12/23/2004	2 12/23/2006 $35,870 7/22/2005 $728 	VA   2%

6575543	C0 12/23/2004	2 12/23/2006 $28,124 7/18/2005 $1,210 	AZ   4%

6583295	C0 12/23/2004	2 12/23/2006 $45,875 7/15/2005 $1,833 	CA   4%

6575037	C0 12/23/2004	2 12/23/2006 $56,646 7/21/2005 $2,437 	OR   4%

6581285	C0 12/28/2004	2 12/28/2006 $9,978  7/22/2005 $434 	FL   4%

6575553	C0 12/28/2004	2 12/28/2006 $27,510 7/28/2005 $990 	AZ   4%

6573464	C0 12/28/2004	2 12/28/2006 $89,781 7/26/2005 $1,821	VA   2%

6583982	C0 12/28/2004	2 12/28/2006 $48,893 7/19/2005 $2,148 	CA   4%

6575559	C0 12/29/2004	2 12/29/2006 $35,293 7/12/2005 $1,448 	AZ   4%

6573819	C0 12/30/2004	2 12/30/2006 $36,815 7/8/2005  $1,326 	FL   4%

6573777	C0 12/30/2004	2 12/30/2006 $50,811 7/25/2005 $1,880 	CA   4%

6576041	C0 12/30/2004	2 12/30/2006 $101,558 7/1/2005 $2,062 	VA   2%

6583220	C0 12/30/2004	2 12/30/2006 $47,895 7/28/2005 $2,104 	NV   4%

6573923	C0 12/30/2004	2 12/30/2006 $70,637 7/6/2005  $2,721 	CA   4%

6573778	C0 1/3/2005	2 1/3/2007   $31,709 7/8/2005  $1,332 	CA   4%

6576386	C0 1/4/2005	2 1/4/2007   $33,131 7/11/2005 $1,491 	CA   5%

6574484	30 1/5/2005	2 1/5/2007   $15,653 7/20/2005 $642 	FL   4%

6573488	C0 1/6/2005	2 1/6/2007   $16,950 7/14/2005 $170 	MI   1%

6576296	C0 1/13/2005	2 1/13/2007  $69,142 7/28/2005 $2,558 	CA   4%

6583394	C0 1/21/2005	2 1/21/2007  $61,874 7/6/2005  $2,785 	FL   5%

6584278	C0 1/26/2005	2 1/26/2007  $176,601 7/5/2005 $3,534 	VA   2%

6583648	C0 1/31/2005	2 1/31/2007  $59,006 7/14/2005 $1,886 	CA   3%

6573604	C0 2/1/2005	2 2/1/2007   $20,731 7/5/2005  $747 	AZ   4%

6572626	C0 2/2/2005	2 2/2/2007   $87,455 7/27/2005 $3,443 	CA   4%

6584286	C0 2/10/2005	2 2/10/2007  $28,446 7/26/2005 $1,109 	CA   4%

6576614	C0 3/16/2005	2 3/16/2007  $50,103 7/1/2005  $1,894 	CA   4%

6581265	C0 9/13/2004	3 9/13/2007  $90,096 7/28/2005 $3,943 	CA   4%

6580895	C0 9/25/2004	3 9/25/2007  $95,960 7/5/2005  $3,645 	CA   4%

6580916	C0 9/29/2004	3 9/29/2007  $45,845 7/18/2005 $2,006 	AZ   4%

6575112	C0 11/9/2004	3 11/9/2007  $24,870 7/13/2005 $1,153 	FL   5%

6582263	C0 11/30/2004	3 11/30/2007 $28,926 7/12/2005 $1,273 	FL   4%

6573380	C0 11/30/2004	3 11/30/2007 $39,835 7/7/2005  $1,498 	CA   4%

6575103	C0 12/13/2004	3 12/13/2007 $43,392 7/1/2005  $1,777 	FL   4%

6574310	C0 12/22/2004	3 12/22/2007 $75,740 7/6/2005  $3,182 	CA   4%

6573583	C0 12/22/2004	3 12/22/2007 $117,573 6/13/2005 $4,411	CA   4%

6584284	00 1/12/2005	3 1/12/2008  $40,908 7/22/2005 $1,637 	CA   4%

6575119	30 1/20/2005	3 1/20/2008  $22,529 7/25/2005 $1,041   FL   5%
6584161	C0 12/31/2004	5 12/31/2009 $30,776 7/29/2005 $1,385   NV   4%

*Awaiting servicer response.
** Prepayment penalty collected without a prepayment penalty flag.

2005 The Murrayhill Company. All Rights Reserved.

Section Three
Analytics

2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S3 FICO Distribution by Status
Mortgage Data Through: July 31, 2005
FICO	Delinquency	Percentage
550	Current	0.002
550	Delinquent	0.007
550	Paid Off	0.004
560	Current	0.004
560	Delinquent	0.007
560	Paid Off	0.004
570	Current	0.004
570	Delinquent	0.02
580	Current	0.017
580	Delinquent	0.059
580	Paid Off	0.024
590	Current	0.032
590	Delinquent	0.082
590	Paid Off	0.022
600	Current	0.038
600	Delinquent	0.082
600	Paid Off	0.04
610	Current	0.047
610	Delinquent	0.069
610	Paid Off	0.033
620	Current	0.059
620	Delinquent	0.089
620	Paid Off	0.048
630	Current	0.063
630	Delinquent	0.099
630	Paid Off	0.055
640	Current	0.074
640	Delinquent	0.092
640	Paid Off	0.057
650	Current	0.085
650	Delinquent	0.105
650	Paid Off	0.048
660	Current	0.081
660	Delinquent	0.069
660	Paid Off	0.075
670	Current	0.072
670	Delinquent	0.063
670	Paid Off	0.072
680	Current	0.067
680	Delinquent	0.023
680	Paid Off	0.07
690	Current	0.062
690	Delinquent	0.03
690	Paid Off	0.083
700	Current	0.053
700	Delinquent	0.023
700	Paid Off	0.046
710	Current	0.047
710	Delinquent	0.02
710	Paid Off	0.039
720	Current	0.038
720	Delinquent	0.01
720	Paid Off	0.04
730	Current	0.033
730	Delinquent	0.01
730	Paid Off	0.048
740	Current	0.032
740	Delinquent	0.016
740	Paid Off	0.061
750	Current	0.025
750	Delinquent	0.01
750	Paid Off	0.024
760	Current	0.02
760	Delinquent	0.007
760	Paid Off	0.053
770	Current	0.015
770	Delinquent	0.007
770	Paid Off	0.015
780	Current	0.012
780	Paid Off	0.018
790	Current	0.009
790	Delinquent	0.003
790	Paid Off	0.011
800	Current	0.005
800	Paid Off	0.011
810	Current	0.002
810	Paid Off	0.002
820	Current	0
830	Current	0

Status	# of Loans	Average	Std. Deviation
Current	11,212	668	57.052
Delinquent	304	637	43.992
Paid Off	545	679	54.307
Total:	12,061

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Loan-to-Value Distribution by Status
Mortgage Data Through: July 31, 2005
LTV	Delinquency	Percentage
0	Current	0.005
0	Paid Off	0.011
0	Delinquent	0.007
0.1	Delinquent	0.138
0.1	Current	0.17
0.1	Paid Off	0.292
0.2	Paid Off	0.679
0.2	Delinquent	0.836
0.2	Current	0.805
0.3	Paid Off	0.018
0.3	Delinquent	0.02
0.3	Current	0.019
0.4	Current	0.001
0.5	Current	0

Status	# of Loans	Average	Std. Deviation
Current	11,212	0.968	0.057
Delinquent	304	0.982	0.033
Paid Off	545	0.945	0.078
Total:	12,061

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Loan-to-Value Distribution by Status
Mortgage Data Through: July 31, 2005
LTV	Delinquency	Percentage
0	Current	0.005
0	Paid Off	0.011
0	Delinquent	0.007
0.1	Delinquent	0.138
0.1	Current	0.17
0.1	Paid Off	0.292
0.2	Paid Off	0.679
0.2	Delinquent	0.836
0.2	Current	0.805
0.3	Paid Off	0.018
0.3	Delinquent	0.02
0.3	Current	0.019
0.4	Current	0.001
0.5	Current	0

Status	# of Loans	Average	Std. Deviation
Current	11,212	0.968	0.057
Delinquent	304	0.982	0.033
Paid Off	545	0.945	0.078
Total:	12,061

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Balance Distribution by Status
Mortgage Data Through: July 31, 2005
Balance	Delinquency	Percentage
0	Current	0.001
0	Delinquent	0.003
10000	Current	0.054
10000	Delinquent	0.082
20000	Current	0.189
20000	Delinquent	0.201
30000	Current	0.216
30000	Delinquent	0.217
40000	Current	0.154
40000	Delinquent	0.128
50000	Current	0.102
50000	Delinquent	0.112
60000	Current	0.081
60000	Delinquent	0.053
70000	Current	0.06
70000	Delinquent	0.049
80000	Current	0.039
80000	Delinquent	0.039
90000	Current	0.033
90000	Delinquent	0.036
100000	Current	0.024
100000	Delinquent	0.03
110000	Current	0.015
110000	Delinquent	0.013
120000	Current	0.012
120000	Delinquent	0.016
130000	Current	0.006
130000	Delinquent	0.003
140000	Current	0.004
140000	Delinquent	0.01
150000	Current	0.003
160000	Current	0.002
170000	Current	0.001
180000	Current	0.001
190000	Current	0.001
200000	Current	0.001
200000	Delinquent	0.007
210000	Current	0
220000	Current	0
230000	Current	0
240000	Current	0
250000	Current	0
260000	Current	0
270000	Current	0
300000	Current	0
360000	Current	0
380000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	11,212	45,922.53	30,292.16
Delinquent	304	44,697.47	31,005.00
Total:	11,516

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Mortgage Term Distribution by Status
Mortgage Data Through: July 31, 2005
Mortgage Term	Delinquency	Percentage
0	Paid Off	0.004
0	Delinquent	0.01
0	Current	0.002
120	Delinquent	0.059
120	Current	0.021
120	Paid Off	0.04
180	Paid Off	0.468
180	Delinquent	0.411
180	Current	0.453
240	Paid Off	0.017
240	Delinquent	0.059
240	Current	0.03
300	Current	0
360	Delinquent	0.461
360	Paid Off	0.472
360	Current	0.494

# of Loans	Other	120	180	240	300	360
12,061	30	277	5,454	365	1	5,934

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S3 Mortgage Purpose Distribution
Mortgage Data Through: July 31, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	1,495	12.4%	Cash-out refinance 	1,395	12.4%
Purchase	10,023	83.1%	Purchase	9,314	83.1%

Rate/term refinance 	439	3.6%	Rate/term refinance 	408	3.6%
Home Improvement 	6	0.0%	Home Improvement 	5	0.0%
Other	103	0.9%	Other	90	0.8%

Total	12,066	100%	Total	11,212	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	31	10.2%	Cash-out refinance 	68	12.5%
Purchase	257	84.5%	Purchase	448	82.2%

Rate/term refinance 	10	3.3%	Rate/term refinance 	21	3.9%
Home Improvement 	0	0.0%	Home Improvement 	1	0.2%
Other	6	2.0%	Other	7	1.3%

Total	304	100%	Total	545	100%

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Ownership Distribution by Status
Mortgage Data Through: July 31, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.15
Investment Home	Delinquent	0.053
Investment Home	Paid Off	0.242
Primary Home	Current	0.829
Primary Home	Delinquent	0.944
Primary Home	Paid Off	0.717
Second Home	Current	0.021
Second Home	Delinquent	0.003
Second Home	Paid Off	0.04

Title	# of Loans
Investment Home	1,835
Primary Home	9,970
Second Home	256
Total:	12,061

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Ownership Distribution by Status
Mortgage Data Through: July 31, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.15
Investment Home	Delinquent	0.053
Investment Home	Paid Off	0.242
Primary Home	Current	0.829
Primary Home	Delinquent	0.944
Primary Home	Paid Off	0.717
Second Home	Current	0.021
Second Home	Delinquent	0.003
Second Home	Paid Off	0.04

Title	# of Loans
Investment Home	1,835
Primary Home	9,970
Second Home	256
Total:	12,061

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Delinquent Balance Over Time
Mortgage Data Through: July 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
6/30/2005	6905545.09	2023696.56	0	0	0
7/31/2005	7050774.14	4449069.51	2088186.87	0	0

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Delinquent Count Over Time
Mortgage Data Through: July 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
6/30/2005	150	51	0	0	0
7/31/2005	158	99	47	0	0

Copyright 2005, The Murrayhill Company. All rights reserved.